Filed Pursuant to Rule 497(k)
File No. 333-226900; 811-23371

TIGERSHARES TRUST

UP Fintech China-U.S. Internet Titans ETF (TTTN)

May 28, 2020

Supplement to the
Prospectus and Summary Prospectus
each dated January 25, 2020

Effective immediately, the following disclosure is supplementally added to the "Principal Risks" section on pages 2-7 of the Summary Prospectus:

Market Turbulence Resulting from COVID-19 Risk. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on investments in the Fund.

The following disclosure is supplementally added to the "Principal Risks" section under "ADDITIONAL INFORMATION ABOUT THE FUND" on pages 11-20 of the Prospectus:

Market Turbulence Resulting from COVID-19.  An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to a Fund, including political, social and economic risks. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.